                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 23, 1998
                                                          --------------



                          PREMIERE TECHNOLOGIES, INC.
                          ---------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            Georgia                   000-27778             59-3074176
     -------------------------       -----------        ------------------
         (State or Other             (Commission           (IRS Employer
         Jurisdiction of             File Number)       Identification No.)
          Incorporation)


                           3399 Peachtree Road, N.E.
                         The Lenox Building, Suite 600
                            Atlanta, Georgia  30326
                         -----------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)


                                (404) 262-8400
                 ---------------------------------------------
             (Registrant's Telephone Number, Including Area Code)
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ITEM 5.   OTHER EVENTS.
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     On April 23, 1998, Premiere Technologies, Inc. (the "Company") issued a press release announcing that it had acquired all of the issued and outstanding shares (the "Shares") of the common stock (the "ATS Common Stock") of American Teleconferencing Services, Ltd. ("ATS") pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement") dated April 22, 1998 by and among the Company, ATS, PTEK Missouri Acquisition Corp. and the shareholders of ATS (the "Shareholders"). The Press Release and the Merger Agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference, and the following discussion is qualified in its entirety by reference to the Merger Agreement.

     Pursuant to the Merger Agreement, the Shareholders of ATS are to receive an aggregate of 678,556 shares of Premiere Common Stock and cash consideration of approximately $21.0 million, subject to adjustment. An additional 33,569 shares of Premiere Common Stock and cash consideration of approximately $1.04 million were placed in escrow to secure any indemnification claims that the Company may have against the Shareholders. The cash portion of the purchase price was paid from cash on hand. Indebtedness, transaction expenses and other obligations equal to approximately $13.02 million were assumed pursuant to the acquisition. In addition, the Company granted certain registration rights to the holders of Premiere Common Stock and entered into employment agreements with certain executives of ATS. The acquisition of ATS will be accounted for using the purchase method of accounting. Unaudited revenues for ATS for the year ended December 31, 1997 were approximately $30 million.

     ATS is a provider of conference call and group communications services.

     In addition, the Company announced on April 23, 1998 the appointment of Harvey A. Wagner to the position of Executive Vice President of Finance and Administration and Chief Financial Officer effective May 4, 1998.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
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     (c)  Exhibits.

          99.1 Agreement and Plan of Merger dated as of April 22, 1998, by and among the Registrant, American Teleconferencing Services, Ltd., PTEK Missouri Acquisition Corp. and shareholders of American Teleconferencing Services, Ltd.

          99.2 Press Release regarding acquisition of American Teleconferencing Services, Ltd. dated April 23, 1998

          99.3 Press release regarding appointment of Harvey A. Wagner dated April 23, 1998

                                       2
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PREMIERE TECHNOLOGIES, INC.
                                       (REGISTRANT)



Date: April 28, 1998                   By: /s/ Patrick G. Jones
            --                             --------------------
                                           Patrick G. Jones, Senior Vice
                                           President of Finance and
                                           Legal and Secretary

                                       3
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                               INDEX TO EXHIBITS
                               -----------------
                                                                     Sequential
   Exhibit                                                            Page No.
-------------                                                        ----------

    99.1 Agreement and Plan of Merger dated as of April 22, 1998, among the Registrant, American Teleconferencing Services, Ltd., PTEK Missouri Acquisition Corp. and shareholders of American Teleconferencing Services, Ltd.

    99.2       Press Release regarding acquisition of American
               Teleconferencing Services, Ltd. dated April 23, 1998

    99.3       Press release regarding appointment of
               Harvey A. Wagner dated April 23, 1998

                                       4